UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor –
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037
(Address of principal executive offices) (Zip code)

Kenneth G. Lore
Bingham McCutchen LLP
2020 K Street, N.W., Washington, DC 20006
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 - December 31, 2007

Item 1.	Reports to Stockholders.

A copy of the 2007 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

union jobs
affordable housing
competitive returns

AFL-CIO HOUSING INVESTMENT TRUST
annual report 2007

The AFL-CIO Housing Investment Trust (“HIT” or the “Trust”) manages a fixed-income portfolio that consists primarily of high credit quality mortgage securities. It has never invested in subprime mortgages. The investment objective of the HIT is to provide current income while preserving capital over time and obtaining returns competitive with industry benchmarks. The HIT also seeks through its investments to increase the supply of affordable housing for working families, generate union jobs and strengthen the communities where union members live and work. It is one of the earliest and most successful practitioners of socially responsible, economically targeted investing, with a track record that demonstrates the value derived from union-friendly investments.

Message from the

Chairman

Richard Ravitch
Chairman
AFL-CIO Housing Investment Trust

“The Trust’s
strategy of high
credit quality
investments
served investors
well.”

I am pleased to report that the AFL-CIO Housing Investment Trust had a strong year in 2007. Its prudent investment policies held firm against the volatility that characterized the mortgage and credit markets during the year. The Trust’s core strategy of high credit quality investments served its investors well, as discussed in more detail in this report. This value-focused investment strategy limited the Trust’s exposure to the credit crunch experienced by the market and contributed to the growth of its total net assets over the year. The Trust invests only in high credit quality instruments and has never held subprime securities. Its competitive returns and growing assets during the volatile period demonstrated once again why it has earned a reputation as a steady performer for its investors through challenging market cycles.

The Trust issued financing for a record number of multifamily projects in 2007, at a time when tightening credit had slowed the multifamily real estate market and significantly limited new transaction activity. The Trust’s success in identifying sound investment opportunities reflects the depth of experience within the organization, including recognized expertise in housing finance and respected working relationships across the finance community. That internal capacity has enabled the Trust to operate effectively in varied market conditions to meet its investment objectives.

The Trust intends to continue doing what it does best – investing in high credit quality mortgage securities – to achieve competitive returns for its participants. Investors have long looked to the Trust to invest their pension capital prudently and responsibly. That philosophy of socially responsible, prudent investing will continue to guide the Trust in the period ahead. When others were tempted by the short-term economic advantages of subprime investments, the Trust never considered straying from its core mission of protecting the pension capital of its investors. Given the Trust’s strict investment guidelines which emphasize high credit quality securities, our investors can be confident that this will continue to be the case. Furthermore, the Trust’s operations will always be an open book, with investments and performance fully reported to our investors, so there will be no surprises about the credit quality or risk of the Trust’s holdings. By adhering to this proven strategy, the Trust has once again endeavored to fulfill its investors’ expectations for competitive, risk-adjusted returns.

Richard Ravitch

ANNUAL REPORT 2007	1

Message from the

AFL-CIO President

John J. Sweeney
President, AFL-CIO

“The Trust’s record
shows the benefits
to working people
and retirees when
unions take an
active role in
investing their
pension capital.”

In 2007, the AFL-CIO Housing Investment Trust continued to serve America’s working families through responsible investing in communities across the country – investments that are expanding housing opportunities, supporting neighborhood development and creating union jobs. Not only has the Trust provided solid and competitive returns for its investors, it has opened up new avenues of socially responsible investment strategies in communities where union members live and work, including regions in dire need of economic support.

Through its targeted community investment initiatives, the Trust continued its efforts to seek solutions to many of the national housing crises of the past decade, including the ever-growing shortage of affordable housing. In 2007, the Trust increased its commitment to combating the affordable housing crisis through an innovative new initiative in Massachusetts, one of the highest-cost states in the country for housing. Working with government, financial, labor and nonprofit organizations across Massachusetts, the Trust’s 2007 investments will help to create more than 1,500 units of affordable housing in the state and generate hundreds of union jobs.

I am particularly proud of the Trust’s efforts to expand housing for our senior citizens. As our baby-boom population ages, we see a growing need for new housing and life-style options, particularly for low- and moderate-income seniors. In 2007 alone, the Trust invested in the development or preservation of over 1,000 units of affordable senior housing in seven projects.

In conclusion, none of us could miss the media headlines in 2007 that have trumpeted the stresses on the U.S. economy related to the housing market. Not only has the Trust weathered a volatile market environment over the past twelve months, it has delivered solid returns by following its own responsible guidelines for investing and managing its portfolio. The Trust was established to avoid risky trends, like subprime investments, because it is committed to maintaining the security of the funds it manages on behalf of union pension beneficiaries. The Trust’s record in the past year shows once again the great benefits to working people and retirees when unions take an active role in investing and managing their pension capital.

John J. Sweeney

2	AFL-CIO HOUSING INVESTMENT TRUST

Report to Participants

2007 Portfolio Performance

The AFL-CIO Housing Investment Trust benefited in 2007 from its long-time strategy of responsible investing, which enabled it to produce a total net return of 6.70 percent for the year ended December 31, 2007. Returns were 4.65 percent, 4.39 percent and 6.12 percent for the three-, five- and ten-year periods, respectively. Despite considerable market volatility, especially in the mortgage markets, the Trust’s prudent investment strategy generated competitive returns compared to its benchmark, the Lehman Brothers Aggregate Bond Index. Returns for the benchmark, which is an unmanaged index, were 6.97 percent, 4.56 percent, 4.42 percent and 5.97 percent for the same one-, three-, five- and ten-year periods.

The Trust achieved its strong showing versus the benchmark in a market environment challenged by liquidity and credit concerns caused by the subprime mortgage crisis. The Trust does not invest in subprime mortgage investments and never has, consistent with its investment guidelines. These investment guidelines embody the Trust’s mission and reflect its history as a socially responsible investment company with roots in the American labor movement. The Trust’s portfolio benefited from its emphasis on high credit quality investments – a mark of the disciplined approach to investment that has guided the Trust since its inception and enabled it to deliver competitive returns to its investors through changing market conditions.

A disciplined approach to investment has guided the Trust since its inception and enabled it to deliver competitive returns through changing market conditions.

Market Environment

In 2007, the U.S. fixed-income markets were characterized by volatility and liquidity issues caused by spill-over effects from the subprime mortgage market. The Trust benefited from its overweight in higher credit quality investments, as the high credit quality component of the bond market outperformed riskier assets in 2007. However, even the highest credit quality mortgage investments, including government-insured mortgage-backed securities (MBS), were negatively impacted by severe spread widening due to the lack of liquidity and concerns about the declining housing market. As used here, spread is the difference in yield between Treasury securities and comparable non-Treasury securities. Spread product refers to non-Treasury securities – including single-family and multifamily MBS – whose value is primarily based on the difference between their yield and the yield of a comparable Treasury security. Spread widening is significant, because it represents the market’s requirement for a higher risk premium to invest in non-Treasury securities.

Average Annual Total Return
December 31, 2007

Comparison of $50,000 Investment in the Trust and Lehman Aggregate

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

          The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

          Investors should consider the Trust’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the Trust by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the Trust’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

ANNUAL REPORT 2007	3

Report to Participants

Swap Spread Changes

Source: Bloomberg L.P.

U.S. Treasury Yield Curve Shift

Source: Bloomberg L.P.

The Trust does not invest in subprime mortgage investments and never has, consistent with its investment guidelines.

The subprime contagion was widespread, even reaching overseas markets and financial institutions. Banks, hedge funds, money market funds, Wall Street investors, bond insurers and fixed-income investors having exposure to subprime mortgages suffered substantial losses in 2007. Significant developments resulting from the turmoil in the subprime mortgage market and concerns about the contagion impact in 2007 included:

•	A flight to quality and U.S. Treasury rally.

•	Wider spreads for swaps, credit and mortgages.

•	A weaker housing market.

•	A reduction in the Federal Reserve’s Federal Funds Rate from 5.25 percent to 4.25 percent.

Each of these developments played an important role in the fixed-income markets during the year. Despite a 4.1 percent year-over-year increase in the Consumer Price Index (CPI) in 2007, inflation concerns were overshadowed by concerns about the economy and the financial markets. A smaller increase of 2.4 percent in the core CPI, which excludes volatile food and energy prices, and a declining trend of new non-farm payroll jobs allowed interest rates to fall across the curve, with yields for shorter term bonds falling the most. However, spreads versus Treasury bonds widened, reflecting liquidity and credit concerns with respect to non-Treasury products. On September 18, 2007, the Federal Reserve lowered overnight lending rates for the first time since June 25, 2003, and it subsequently reduced the rate two more times in succeeding meetings before year-end.

Both new and existing single-family home sales declined substantially by 40.7 percent and 21.6 percent, respectively, as the subprime lending market ground to a halt. Declining demand caused the inventory of unsold new and existing single-family homes to increase from approximately six to nine months’ supply during the year.

Portfolio Strategy

As part of the disciplined strategy reflected in its investment guidelines, the Trust invests only in high credit quality securities. The Trust continued to pursue this strategy in 2007 with investments in multifamily MBS that are insured or guaranteed by a U.S. government agency or a government-sponsored enterprise (GSE) – often referred to as agency multifamily MBS. These investments tend to produce higher yields than other securities with similar credit ratings. Over 98 percent of the Trust’s investments at December 31, 2007, were AAA-rated or insured or guaranteed by the federal government or a GSE.

4	AFL-CIO HOUSING INVESTMENT TRUST

Higher credit quality bonds substantially outperformed those of lower credit quality in the 2007 market. The subprime crisis triggered widening of credit spreads (representing an increase in perceived risk) and illiquidity in all spread products, with lower credit quality investments widening the most. The Trust’s portfolio strategy has a higher allocation to spread products and a lower allocation to Treasury bonds than the benchmark. The underweight in Treasury bonds had a negative impact on the Trust’s performance relative to the benchmark, as Treasury bonds’ performance led all sectors in the benchmark. However, the Trust obtained a yield advantage over the benchmark from its emphasis on agency multifamily MBS.

The Trust is generally not authorized to invest in securities with less than an A rating, and it is prohibited from investing in corporate bonds. This served the portfolio well relative to the benchmark, as these were two sectors that underperformed in 2007.

Portfolio Distribution

Includes funded and unfunded commitments as of December 31, 2007

Historical New and Existing Home Sales Activity

    Source: National Association of
Realtors, U.S. Census Bureau

Existing Single-Family Home Inventories vs. Home Prices

   Source: National Association of Realtors,
Bloomberg L.P.

ANNUAL REPORT 2007	5

Report to Participants

Hadley Building
Worcester, MA

With a commitment of $1.1 million, the Trust is helping finance the $15.8 million renovation of this former downtown furniture store to create 45 apartments, 89 percent of which will be affordable to low-income residents.

Casa Maria
Boston, MA

A 27-year old building in Boston’s North End is undergoing renovation with the help of $2.0 million in Trust financing. The $21.7 million project will maintain affordability for its 85 Section 8 units.

With its value-driven investment strategy and no subprime losses to absorb, the Trust will seek to take advantage of market opportunities as they arise.

Active management of duration was, as always, a key element of the Trust’s portfolio strategy. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of the security’s price to changes in the direction of interest rates. The shorter a security’s duration, the less sensitive it generally is to changes in interest rates. The Trust managed its portfolio duration to be effectively neutral as compared to the benchmark. This “duration neutral” position meant that the Trust’s portfolio maintained roughly the same sensitivity to interest rate movement as its benchmark index. In such a volatile year, the Trust was well served by this strategy.

The Year Ahead

As the new year began, spreads for most non-Treasury fixed-income investments were at their widest levels in six years. Spreads at these wider levels will over significant yield opportunities relative to Treasuries. If spreads continue to widen, there will be some negative short-term impact to the performance of these securities. However, high credit quality assets may be expected to recapture the short-term price impact through higher income in future periods.

With its value-driven investment strategy and no subprime loans, the Trust will seek in the coming year to take advantage of market opportunities as they arise. In the face of continuing weakness in the residential housing market, the Trust intends to maintain its strategy of underweighting the lower-quality sectors of the investment-grade fixed-income market. Its long-term strategy of overweighting in agency credit quality multifamily MBS is expected to serve the portfolio well in the period ahead, since this sector has a record of outperforming other investments with similar credit ratings. The Trust also anticipates maintaining its strategy of interest rate neutrality relative to its benchmark. In sourcing new investments, the Trust will seek to maintain and increase its commitments for multifamily mortgage investments, since this sector has provided relative value over other investment grade securities in the benchmark and is an area in which the Trust possesses special expertise. These multifamily investments also contribute to the Trust’s secondary objectives of increasing the supply of affordable housing and generating good union jobs.

6	AFL-CIO HOUSING INVESTMENT TRUST

Investment Dollars at Work

Creating and Preserving Multifamily Housing

During 2007, the Trust successfully pursued new investment activity, committing to a record number of multifamily projects that are helping meet the diverse housing needs of communities around the country. These 25 investments represent $184.5 million in Trust financing and the new construction, rehabilitation or preservation of 3,307 units of housing. Seventy-eight percent of the housing units will be affordable to working families and seniors with low or moderate incomes in urban areas such as Chicago, Minneapolis, New York, Boston and St. Louis. The Trust’s investments helped leverage more than $450 million of additional investment capital from other sources while generating approximately 3,200 construction jobs for union members.

New Investment Initiative

In 2007, the Trust launched a new $75 million, three-year community investment initiative to help Massachusetts overcome its serious shortfall of affordable housing. The initiative has gotten off to a strong start, with the Trust having issued $46.8 million in multifamily commitments for ten projects plus two pools of additional projects that will be designated for the preservation of affordable housing in cooperation with MassHousing, the state housing finance agency. The 2007 commitments in Massachusetts will provide 1,572 units of housing, 99 percent of which will be affordable to low- and moderate-income families.

The Trust continued to add to its ongoing investment initiatives in other regions having special housing needs. Under its New York City Community Investment Initiative, the Trust made two commitments in 2007 totaling $24.0 million for mixed-income multifamily housing. These included $14.0 million in permanent financing for 33 West End Avenue, a $97.2 million apartment building; and $10.0 million for Queens Family Courthouse, a $165.3 million redevelopment project. The Trust has invested $320.4 million in New York City and leveraged more than $1.1 billion from other sources to support the development and preservation of affordable housing since this initiative began in 2002. Under its Chicago Community Investment Plan, the Trust committed $16.7 million for three affordable or mixed-income projects, bringing its multifamily financing under this initiative to $85.3 million. The Trust also continued to work with its housing partners in the Gulf Coast as well as displaced public housing tenants to overcome obstacles to the development of critically needed housing in that region.

33 West End Avenue
New York, NY

The $14.0 million in Trust financing supports mixed-income housing in a prime location near Lincoln Center in Manhattan. Of the 211 units, 100 are designated for low- and moderate-income families.

The Gatesworth
University City, M0

The Trust provided $31.1 million in financing for a new 38-unit addition to this senior community near downtown St. Louis. This is the latest phase of The Gatesworth at One McKnight Place, a private pay senior community first built in 1988 with help from $21.6 million in HIT financing.

ANNUAL REPORT 2007	7

Report to Participants

The Wellstone
Minneapolis, MN

This 49-unit mixed-income project is being built with a $4.1 million investment from the Trust. The $13.1 million project is the third phase in the redevelopment of an economically challenged in-town neighborhood. Three-quarters of the units will be reserved for lower-income families.

Franklin Hill
Dorchester, MA

The Trust is supporting the renewal of a distressed public housing development in Boston’s Dorchester community. The $12.5 million project is part of a phased redevelopment that will ultimately create 286 affordable rental units and up to 50 homeownership units. In this phase, the Trust is providing $300,000 in financing for 24 affordable rental units.

Senior Housing

More than 30 percent of the Trust’s commitments in 2007, $57.9 million, went to seven projects to meet the housing needs of America’s seniors. The projects represent 1,118 units of housing, with 97 percent to be affordable to low- and moderate-income seniors. One of the newest senior projects is the Gatesworth, pictured on page 7. The senior housing projects financed in 2007 are expected to generate more than 1,000 union jobs in construction and related industries.

The Trust also helped celebrate the 2007 completion of the John Evans Supportive Living Community, a residence for seniors in Pekin, Illinois. The Trust provided $5.6 million in financing for this $10.2 million project through its collaboration with the Laborers’ Home Development Corporation (LHDC) and the Illinois Housing Development Authority (IHDA). At the completion celebration pictured here, Laborers’ Vice President and Midwest Regional Manager Ed Smith (center) expressed appreciation for the Trust as a “crucial partner” in bringing much-needed senior housing to the area. Cutting the ribbon to open the center named in his honor is John Evans, President of Laborers’ Local 231. Also shown, from left: DeShana Forney, Executive Director, IHDA; Mike Goetz, Executive Director, LHDC; Paul Sommers, the Trust’s Regional Marketing Director; and Bob Schroeder, Business Manager, Local 231.

Community Redevelopment

The Trust frequently works with public housing agencies and local development organizations to support cities’ efforts to revitalize their downtown communities while meeting the growing demand for decent affordable housing. In 2007, the Trust made a $4.1 million investment in the Wellstone, a Minneapolis apartment project that is part of the city’s redevelopment of the Hope Community. The Wellstone will create much-needed affordable housing in this diverse community near downtown Minneapolis. It is the second Trust investment project in the Hope redevelopment area – the first being the Jourdain, which received $3.2 million in Trust financing in 2005.

With its support of Franklin Hill in Boston, the Trust is part of the phased redevelopment of a distressed public housing project in the Dorchester community. In Joliet, Illinois, the Trust is helping the Illinois Housing Development Authority with a major mixed-income redevelopment of the Forest Park community. To support the first phase of this effort, the Trust committed $3.5 million for Liberty Meadows Estates, a $17.8 million project that will offer 74 units in duplexes and detached houses, with 85 percent designated as affordable housing. In St. Louis, a $7.9 million Trust investment in the Alpha Terrace Apartments supports the city’s revitalization of its historic West End. The renewal of Alpha Terrace will provide homes to 150 low-income seniors.

8	AFL-CIO HOUSING INVESTMENT TRUST

Other Important Information

Expense Example

Participants in the Trust incur ongoing expenses related to the management and distribution activities of the Trust, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $50,000 invested at the beginning of the period July 1, 2007, and held for the entire period ended December 31, 2007.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the participant’s account value by $50,000 (for example, an $800,000 account value divided by $50,000 = 16), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the Trust charges no transactional costs, such as sales charges (loads) or redemption fees.

Availability of Quarterly Portfolio Schedules

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the Trust also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330). Participants may also obtain copies of the Trust’s Forms N-Q, without charge, upon request, by calling the Trust collect at 202-331-8055.

Proxy Voting Record

The Trust invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the twelve-month period ended June 30, 2007, the Trust held no voting securities in its portfolio. The Trust’s proxy voting report on Form N-PX for the twelve-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the Trust’s report on Form N-PX, without charge, upon request, by calling the Trust collect at 202-331-8055.

EXPENSE EXAMPLE
	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Six-Month Period Ended December 31, 2007 *

Actual expenses	$ 50,000	$ 53,035.85	$ 106.46

Hypothetical expenses
(5% return before expenses)	$ 50,000	$ 51,156.93	$ 104.52

* Expenses are equal to the Trust’s annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ANNUAL REPORT 2007	9

Other Important Information

2007 Participants Meeting

The 2007 Annual Meeting of Participants was held in Washington, D.C., on Thursday, August 16, 2007. The following matters were put to a vote of Participants at the meeting through the solicitation of proxies:

Richard Ravitch was reelected to chair the Board of Trustees by: votes for 2,809,579.912; votes against 0; votes abstaining 53,587.370; votes not cast 408,914.360.

The table below details votes pertaining to Trustees who were reelected at the Annual Meeting.

The following Trustees were not up for reelection and their terms of office continued after the Annual Meeting: John J. Flynn, Stephen Frank, Edward C. Sullivan, Linda Chavez-Thompson, Richard Trumka, Jon F. Walters, James A. Williams, Marlyn J. Spear, George Latimer and Jack Quinn. Linda Chavez-Thompson resigned her position effective September 21, 2007, and Edward C. Sullivan resigned his position effective September 27, 2007.

Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 2,834,397.421; votes against 0; votes abstaining 28,769.861; votes not cast 408,914.360.

An amendment to Section 3.3 of the Declaration of Trust was approved to permit the Trust, in connection with any investment in tax-exempt bonds otherwise permitted by the Declaration of Trust, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust’s assets by: votes for 2,802,649.299; votes against 12,378.485; votes abstaining 48,139.498; votes not cast 408,914.360.

An amendment to Section 5.2 of the Declaration of Trust was approved to expand the definition of “Eligible Pension Plan” thereunder to include (i) non-United States employee benefit plans subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974 (Pension Plan); (ii) pension or retirement programs of a non-United States jurisdiction similar to a “governmental plan” as defined in Title 29, Section 1002(32) of the United States Code (Governmental Plan); and (iii) master trusts holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization by: votes for 2,809,375.900; votes against 0; votes abstaining 53,791.382; votes not cast 408,914.360.

Amendments to the Declaration of Trust were approved to authorize the Trust to issue additional Series or Classes of Units by: votes for 2,670,226.848; votes against 0; votes abstaining 192,940.434; votes not cast 408,914.360.

Amendments to the Trust’s Fundamental Policies were approved to permit the Trust to enter into total return swap contracts by: votes for 2,795,683.742; votes against 19,140.030; votes abstaining 48,343.510; votes not cast 408,914.360.

PARTICIPANTS MEE TING

Trustee	Votes For	Votes Against	Votes Abstaining*

John J. Sweeney	2,827,635.876	6,761.545	28,769.861
Frank Hurt	2,719,687.194	89,892.718	53,587.370
Tony Stanley	2,809,579.912	0	53,587.370

* Votes not cast: 408,914.360

10	AFL-CIO HOUSING INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), including the schedule of portfolio investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included conformation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 8, 2008

12	AFL- CIO HOUSING INVESTMENT TRUST

Statements of Assets and Liabilities
December 31, 2007 (Dollars in thousands)

Assets

Investments, at fair value (cost $3,594,248)	$3,657,889
Cash and cash equivalents	86,013
Accrued interest receivable	18,510
Receivables for investments sold	859
Accounts receivable	38
Prepaid expenses and other assets	1,763

Total Assets	3,765,072

Liabilities

Accounts payable and accrued expenses	2,924
Payable for investments purchased	35,980
Redemptions payable	6,333
Refundable deposits	1,275
Income distribution payable, net of dividends reinvested of $13,453	1,787

Total Liabilities	48,299

Net Assets Applicable to Participants’ Equity —

Certificates of Participation — Authorized Unlimited;
Outstanding 3,388,107 Units	$3,716,773

Net Asset Value Per Unit of Participation (in dollars)	$1,097.01

Participants’ Equity

Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$3,684,604
Net unrealized appreciation of investments	63,641
Accumulated net investment loss	(3,000)
Accumulated net realized losses	(28,472)

Total Participants’ Equity	$3,716,773

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2007	13

Schedule of Portfolio Investments December 31, 2007 (Dollars in thousands)

FHA Permanent Securities (4.1% of net assets)

	Interest Rate	Maturity Dates	Commitment Amount		Face Amount	Amortized Cost	Value

Single Family	7.75%	Jul-2021-Aug-2021	$		$31	$31	$31
	8.00%	Jul-2021			32	32	32

					$63	$63	$63

Multifamily[1]	5.25%	Mar-2024			4,936	4,957	4,911
	5.35%	Mar-2047			8,006	8,017	7,903
	5.55%	May-2042			8,908	8,912	8,914
	5.60%	Jun-2038			2,844	2,847	2,897
	5.62%	Jun-2014			644	643	651
	5.65%	Oct-2038			2,184	2,250	2,213
	5.87%	Jun-2044			1,953	1,953	1,999
	6.02%	Jun-2035			6,753	6,750	7,011
	6.40%	Jul-2046			4,084	4,086	4,390
	6.65%	Apr-2040			932	941	1,002
	6.66%	May-2040			5,703	5,701	5,841
	6.70%	Dec-2042			5,969	5,965	6,316
	6.75%	Feb-2039-Jul-2040			5,490	5,449	5,827
	6.88%	Apr-2031			28,174	27,857	29,515
	7.00%	Jun-2039			5,986	6,021	6,138
	7.05%	Jul-2043			5,295	5,295	5,716
	7.13%	Mar-2040			7,827	7,796	8,507
	7.20%	Nov-2033-Oct-2039			9,956	9,949	10,849
	7.50%	Sep-2032			1,603	1,605	1,803
	7.70%	Oct-2039			12,017	11,948	12,304
	7.75%	Oct-2038			1,385	1,377	1,390
	7.88%	Jul-2038			5,028	5,027	4,979
	7.93%	Apr-2042			2,878	2,878	3,308
	8.15%	Mar-2037			1,183	1,292	1,240
	8.27%	Jul-2042			2,519	2,519	2,804
	8.38%	Apr-2008			37	38	37
	8.40%	Apr-2012			294	294	295
	8.75%	Aug-2036			3,667	3,663	3,690

					146,255	146,030	152,450

Forward Commitments[1]	6.65%	Jun-2049		1,120	—	—	67

				1,120	—	—	67

Total FHA Permanent Securities				$1,120	$146,318	$146,093	$152,580

FHA Construction Securities (0.1% of net assets)

	Interest Rates[2]
	Permanent	Construction	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value

Multifamily[1]	5.89%	5.89%	Mar-2038	$5,350	$4,407	$4,423	$4,519

Total FHA Construction Securities				$5,350	$4,407	$4,423	$4,519

14	AFL-CIO HOUSING INVESTMENT TRUST

Ginnie Mae Securities (27.7% of net assets)

	Interest Rate	Maturity Dates	Face Amount	Amortized Cost	Value

Single Family	5.50%	Jan-2033-Aug-2033	$8,819	$8,909	$8,891
	6.00%	Jan-2032-Aug-2037	29,038	28,991	29,764
	6.50%	Jul-2028-Dec-2028	339	339	356
	7.00%	Nov-2016-Jan-2030	6,395	6,515	6,743
	7.50%	Apr-2013-Aug-2030	6,159	6,279	6,548
	8.00%	Nov-2009-Nov-2030	2,535	2,599	2,745
	8.50%	Nov-2009-Aug-2027	2,259	2,307	2,494
	9.00%	May-2016-Jun-2025	711	728	795
	9.50%	Sep-2021-Sep-2030	230	234	262
	10.00%	Jun-2019	1	1	1
	13.00%	Jul-2014	1	1	1
	13.25%	Dec-2014	1	1	1

			56,488	56,904	58,601

Multifamily[1]	2.91%	Jun-2018-Aug-2020	7,530	7,453	7,366
	3.53%	Jan-2032	1,017	973	998
	3.61%	May-2018	7,092	6,979	7,011
	3.62%	May-2017	21,498	20,879	21,158
	3.65%	Sep-2017-Oct-2027	13,222	12,997	12,931
	3.96%	May-2032	976	926	962
	4.24%	Feb-2039	5,000	4,713	4,814
	4.25%	Feb-2031	4,847	4,822	4,807
	4.26%	Jul-2029	3,000	2,992	2,953
	4.43%	Apr-2034-Jun-2034	109,470	107,289	104,709
	4.49%	Apr-2023	8,531	8,531	8,479
	4.59%	May-2033	14,338	14,330	14,321
	4.65%	Mar-2026	150	149	149
	4.66%	Dec-2030	8,617	8,681	8,513
	4.70%	Dec-2024	13,310	13,019	13,302
	4.71%	May-2025	33,294	33,272	33,201
	4.74%	Feb-2045	6,277	6,087	6,223
	4.78%	Apr-2034	27,216	28,372	27,228
	4.83%	May-2046	5,590	5,590	5,554
	4.88%	Mar-2036	17,000	16,758	16,853
	4.92%	Feb-2034-May-2034	65,000	64,664	64,529
	4.94%	Jun-2046	3,960	3,965	3,957
	5.00%	Dec-2033	5,233	5,285	5,232
	5.05%	Nov-2028	28,465	28,540	28,529
	5.08%	Jan-2030	23,082	22,639	23,256
	5.12%	Feb-2037	10,000	10,174	9,920
	5.13%	Jul-2024	9,856	9,827	9,929
	5.15%	Jun-2023	34,687	35,269	34,778
	5.18%	May-2042	2,237	2,263	2,250
	5.19%	May-2045	8,865	8,629	8,780

continued

ANNUAL REPORT 2007	15

Schedule of Portfolio Investments December 31, 2007 (Dollars in thousands)

Ginnie Mae Securities (27.7% of net assets) continued

Interest Rate	Maturity Dates	Face Amount	Amortized Cost	Value

5.20%	Jan-2047	26,113	26,371	26,336
5.21%	Jan-2045-Jan-2047	21,769	21,641	22,018
5.25%	Feb-2031-Aug-2032	55,587	55,419	56,081
5.30%	Apr-2039	55,000	54,118	55,534
5.32%	Aug-2030	35,000	34,846	35,508
5.34%	Jul-2040	18,000	17,649	17,548
5.38%	Apr-2025	488	504	503
5.45%	Mar-2042	2,320	2,402	2,377
5.46%	Feb-2047	3,141	3,164	3,221
5.50%	Sep-2023-Jul-2033	37,814	39,482	38,551
5.55%	May-2026-Mar-2045	28,121	28,238	28,616
5.58%	May-2031-Oct-2031	94,583	94,930	96,446
5.68%	Jul-2027	15,153	15,130	15,505
5.70%	Mar-2037	2,469	2,482	2,505
5.75%	Dec-2026-Jul-2037	7,297	7,349	7,634
5.85%	Dec-2037-Nov-2045	5,265	5,268	5,555
5.88%	Mar-2024	1,142	1,142	1,144
6.00%	Jan-2046	3,647	3,651	3,899
6.05%	Jun-2033	6,088	6,088	6,421
6.26%	Apr-2027	10,000	10,716	10,356
6.38%	Mar-2026	10,000	10,273	10,359
6.41%	Aug-2023	3,464	3,464	3,526
7.00%	Jun-2043	28,400	28,400	30,040

		970,221	968,794	972,375

Total Ginnie Mae Securities		$1,026,709	$1,025,698	$1,030,976

16	AFL-CIO HOUSING INVESTMENT TRUST

Ginnie Mae Construction Securities and Commitments (3.1% of net assets)

	Interest Rates[2]		Maturity Dates		Commitment Amount	Face Amount	Amortized Cost	Value
	Permanent	Construction

Multifamily[1]	4.63%	4.63%	Sep-2037	[3]	$1,500	$1,500	$1,456	$1,470
	4.70%	4.70%	Jan-2047	[3]	6,035	6,035	6,047	5,890
	4.83%	4.83%	Jul-2047		7,850	7,850	7,752	7,658
	4.90%	4.90%	Mar-2044	[3]	1,000	1,000	990	994
	5.05%	5.05%	Apr-2049		2,950	2,950	2,950	2,944
	5.34%	5.34%	Mar-2046		11,340	10,179	10,194	10,357
	5.40%	5.40%	Dec-2048-Feb-2049		13,628	602	529	724
	5.55%	5.55%	May-2049		10,685	10,685	10,685	11,064
	6.22%	5.75%	Aug-2035		14,599	12,966	12,978	13,834
	6.25%	6.25%	Feb-2034		4,890	3,223	3,502	3,602
	7.75%	7.25%	Aug-2035		51,779	51,779	51,534	55,922

Total Ginnie Mae Construction Securities					$126,256	$108,769	$108,617	$114,459

Fannie Mae Securities (36.6% of net assets)

	Interest Rate	Maturity Dates	Commitment Amount	Face Amount	Amortized Cost	Value

Single Family	3.97%	Aug-2033	$	$1,287	$1,282	$1,296
	4.00%	Jul-2033		10,085	10,146	10,104
	4.05%	Jul-2033		4,287	4,252	4,312
	4.27%	May-2033		3,591	3,615	3,604
	4.28%	Aug-2033		4,169	4,160	4,177
	4.30%	Aug-2033		12,295	12,260	12,337
	4.50%	Jun-2018-Feb-2019		12,965	13,119	12,797
	4.55%	Nov-2033		11,912	11,922	11,988
	4.59%	Aug-2034		735	740	737
	4.81%	Sep-2035		4,370	4,349	4,383
	5.00%	Jul-2018-Nov-2037		96,475	95,396	95,000
	5.50%	Jul-2017-Aug-2036		174,568	175,676	174,934
	6.00%	Apr-2016-Sep-2037		204,201	205,932	207,557
	6.50%	Nov-2016-Apr-2036		47,800	48,382	49,215
	7.00%	Nov-2013-May-2032		6,339	6,400	6,638
	7.50%	Nov-2016-Sep-2031		2,286	2,262	2,440
	8.00%	Jun-2012-May-2031		1,269	1,282	1,336
	8.50%	Nov-2009-Apr-2031		968	980	1,041
	9.00%	Jul-2009-May-2025		256	259	282

				599,858	602,414	604,178

Multifamily[1]	4.10%	Jun-2027		9,498	9,302	9,381
	4.22%	Jul-2018		4,642	4,357	4,475
	4.48%	Oct-2031		9,615	9,616	9,557

continued

ANNUAL REPORT 2007	17

Schedule of Portfolio Investments December 31, 2007 (Dollars in thousands)

Fannie Mae Securities (36.6% of net assets) continued

Interest Rate	Maturity Dates		Commitment Amount	Face Amount	Amortized Cost	Value

4.66%	Jul-2021-Sep-2033			8,522	8,634	8,356
4.67%	Aug-2033			9,600	9,581	9,462
4.99%	Mar-2021-Aug-2021			42,331	42,315	41,076
5.15%	Oct-2022			4,553	4,586	4,549
5.16%	Jan-2018			5,665	5,544	5,742
5.29%	Apr-2017-May-2022			9,093	9,084	9,155
5.34%	Apr-2016			6,632	6,613	6,818
5.35%	Apr-2012-Jun-2018			4,151	4,168	4,250
5.36%	Mar-2036			5,000	5,016	5,054
5.43%	Nov-2013			1,390	1,387	1,392
5.44%	Mar-2016			3,914	3,972	4,044
5.45%	May-2033			3,221	3,260	3,228
5.46%	Feb-2017			51,110	52,016	52,690
5.52%	May-2016			22,747	22,400	23,589
5.53%	Apr-2017			67,488	67,477	69,891
5.59%	May-2017			7,466	7,485	7,781
5.60%	Feb-2018-Jan-2024			12,730	12,724	12,998
5.62%	Jun-2011			28,946	28,700	29,049
5.63%	Dec-2019			14,000	14,105	14,561
5.70%	Mar-2008-Jun-2016			6,952	7,143	7,095
5.80%	May-2018	[4]	75,000	74,066	73,698	76,350
5.86%	Dec-2016			386	389	403
5.91%	Mar-2037			2,181	2,253	2,252
5.92%	Dec-2016			381	385	397
5.96%	Jan-2029			480	489	499
6.03%	Jun-2017-Jun-2036			5,841	6,056	6,129
6.06%	Jul-2034			10,559	10,995	11,027
6.10%	Apr-2011			2,751	2,793	2,871
6.11%	Aug-2017			7,106	7,216	7,641
6.13%	Dec-2016			3,686	3,917	3,945
6.14%	Sep-2033			321	345	339
6.15%	Oct-2032			3,691	3,787	3,893
6.16%	Aug-2013			12,009	12,691	12,160
6.19%	Jul-2013			5,000	5,301	5,308
6.22%	Aug-2032			1,883	1,946	1,996
6.23%	Sep-2034			1,539	1,633	1,628
6.27%	Jan-2012			2,108	2,121	2,233
6.28%	Nov-2028			3,404	3,672	3,611
6.35%	Jun-2020-Aug-2032			19,022	19,637	19,973
6.38%	Jul-2021			5,911	6,103	6,416
6.39%	Apr-2019			1,025	1,091	1,104
6.41%	Aug-2013			1,918	2,016	1,939

continued

18	AFL-CIO HOUSING INVESTMENT TRUST

Fannie Mae Securities (36.6% of net assets) continued

	Interest Rate	Maturity Dates		Commitment Amount	Face Amount	Amortized Cost	Value

	6.42%	Apr-2011			1,383	1,428	1,387
	6.44%	Apr-2014-Dec-2018			46,700	47,143	50,918
	6.52%	May-2029			5,909	6,555	6,396
	6.63%	Jun-2014-Apr-2019			4,635	4,655	4,979
	6.65%	Aug-2011			1,724	1,820	1,838
	6.70%	Jan-2011			2,463	2,546	2,471
	6.79%	Aug-2009			7,209	7,181	7,376
	6.80%	Jul-2016			850	850	925
	6.85%	Aug-2014			44,608	44,510	49,321
	6.88%	Feb-2028			4,957	5,498	5,347
	7.00%	Jun-2018			3,962	3,962	4,258
	7.01%	Apr-2031			3,496	3,528	3,846
	7.07%	Feb-2031			17,642	17,990	19,436
	7.18%	Aug-2016			527	527	580
	7.20%	Apr-2010-Aug-2029			9,226	8,986	10,050
	7.25%	Jul-2012			7,571	7,571	7,783
	7.26%	Dec-2018			12,923	14,056	14,325
	7.50%	Dec-2014			1,668	1,667	1,835
	7.53%	Feb-2024			3,584	3,976	3,651
	7.75%	Dec-2012-Dec-2024			3,678	3,678	4,053
	8.00%	Nov-2019			2,113	2,105	2,124
	8.13%	Sep-2012-Aug-2020			8,351	8,320	8,545
	8.38%	Jan-2022			927	927	932
	8.40%	Jul-2023			510	501	578
	8.50%	Nov-2019-Sep-2026			5,388	5,716	6,133
	8.63%	Sep-2028			6,728	6,728	7,756
	9.13%	Sep-2015			2,705	2,688	2,724

				75,000	715,971	723,131	745,874

Forward1/TBA[5]	5.00%	Jan-2034	[5]		10,000	9,687	9,761
	5.55%	May-2018			—	—	703
	6.15%	Jan-2019-Jan-2023			—	—	1,123

					10,000	9,687	11,587

Total Fannie Mae Securities				$75,000	$1,325,829	$1,335,232	$1,361,639

ANNUAL REPORT 2007	19

Schedule of Portfolio Investments December 31, 2007 (Dollars in thousands)

Freddie Mac Securities (13.8% of net assets)

	Interest Rate	Maturity Dates	Face Amount	Amortized Cost	Value

Single Family	4.00%	Oct-2033	$8,416	$8,302	$8,396
	4.24%	Jun-2033	3,188	3,175	3,188
	4.37%	Jul-2035	2,052	2,043	2,061
	4.50%	Aug-2018-Feb-2019	19,832	19,880	19,564
	5.00%	Jan-2019-Jul-2037	97,059	94,817	96,000
	5.07%	Apr-2035	2,118	2,118	2,131
	5.50%	Oct-2017-Aug-2037	159,594	158,027	159,454
	5.62%	Dec-2035-Feb-2036	48,329	48,309	48,023
	5.67%	Apr-2036	9,010	8,997	8,959
	6.00%	Mar-2014-Jul-2037	84,544	86,352	85,957
	6.50%	Oct-2013-Nov-2037	29,215	29,746	30,062
	7.00%	Mar-2011-Mar-2030	1,870	1,843	1,940
	7.50%	Jul-2010-Apr-2031	1,610	1,596	1,684
	8.00%	May-2008-Feb-2030	587	580	619
	8.50%	Jun-2010-Jan-2025	506	510	548
	9.00%	Sep-2010-Mar-2025	199	199	214

			468,129	466,494	468,800

Multifamily[1]	5.42%	Apr-2016	10,000	9,911	9,881
	5.65%	Apr-2016	13,594	13,629	13,829
	8.00%	Feb-2009	1,684	1,675	1,691

			25,278	25,215	25,401

TBA[5]	5.50%	Oct-2036	10,000	9,918	9,981
	6.00%	Jan-2030	10,000	10,104	10,150

			20,000	20,022	20,131

Total Freddie Mac Securities			$513,407	$511,731	$514,332

Commercial Mortgage-Backed Securities (3.3% of net assets)

Interest Rate	Maturity Dates	Face Amount	Amortized Cost	Value

5.10%	Aug-2038	$20,000	$19,029	$19,833
5.16%	Feb-2031	19,500	19,121	19,360
5.41%	Dec-2040	17,000	16,694	17,190
5.47%	Jan-2045	10,000	10,053	10,044
5.55%	Feb-2039	25,000	25,175	25,429
5.70%	Sep-2040	20,000	20,100	20,353
5.74%	Sep-2042	10,000	10,055	10,219

Total Commercial Mortgage-Backed Securities		$121,500	$120,227	$122,428

20	AFL-CIO HOUSING INVESTMENT TRUST

Government-Sponsored Enterprise Securities (1.2% of net assets)

Issuer	Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value

Fannie Mae	6.00%	Feb-2020	[6]	$45,000	$45,177	$44,989

Total Government-Sponsored Enterprise Securities				$45,000	$45,177	$44,989

United States Treasury Securities (6.0% of net assets)

Interest Rate	Maturity Dates	Face Amount	Amortized Cost	Value

4.50%	May-2017	$157,500	$153,479	$163,210
4.63%	Nov-2016	30,000	29,657	31,413
4.75%	Aug-2017	25,500	26,109	26,930

Total United States Treasury Securities		$213,000	$209,245	$221,553

State Housing Finance Agency Securities (0.8% of net assets)

	Issuer	Interest Rate	Maturity Dates	Commitment Amount		Face Amount	Amortized Cost	Value

Multifamily[1]	MA Housing Finance Agency	4.20%	Jun-2010	$		$300	$302	$303
	MA Housing Finance Agency	5.25%	Dec-2048			2,500	2,500	2,487
	MA Housing Finance Agency	5.30%	Jun-2049			4,000	4,000	4,022
	MA Housing Finance Agency	5.40%	Dec-2049			2,000	2,000	2,026
	MA Housing Finance Agency	5.42%	Jun-2009			2,610	2,610	2,612
	MA Housing Finance Agency	5.92%	Dec-2037			6,710	6,714	6,841
	MA Housing Finance Agency	6.50%	Dec-2039			755	755	793
	MA Housing Finance Agency	6.58%	Dec-2039			11,385	11,388	11,954

						30,260	30,269	31,038

Forward Commitments[1]		5.70%	Jun-2040		12,235	—	—	(152)
		6.70%	Jun-2040		15,000	—	—	166

					27,235	—	—	14

Total State Housing Finance Agency Securities					$27,235	$30,260	$30,269	$31,052

Other Multifamily Investments (1.5% of net assets)

Interest Rates[2]			Commitment Amount
Permanent	Construction	Maturity Dates		Face Amount	Amortized Cost	Value

Multifamily Construction/Permanent Mortgages[1]
7.08%	N/A	Jan-2011	$813	$265	$264	$273
8.63%	N/A	Jun-2025	1,469	1,240	1,239	1,240
9.50%	N/A	Apr-2024	760	662	662	662
9.75%	N/A	Aug-2012	1,524	1,101	1,101	1,101

			4,566	3,268	3,266	3,276

continued

ANNUAL REPORT 2007	21

Schedule of Portfolio Investments December 31, 2007 (Dollars in thousands)

Other Multifamily Investments (1.5% of net assets) continued

Interest Rates[2]			Commitment Amount	Face Amount	Amortized Cost	Value
Permanent	Construction	Maturity Dates

Privately Insured Construction/Permanent Mortgages[1,7]
5.40%	5.40%	Mar-2047	9,000	8,951	8,960	9,000
5.55%	N/A	Apr-2021	12,006	10,575	10,577	11,104
5.55%	5.55%	Jan-2047	12,809	12,727	12,729	12,997
5.73%	5.73%	Aug-2047	5,575	5,563	5,569	5,727
5.95%	5.95%	Mar-2044	4,400	4,293	4,305	4,452
6.15%	6.15%	Feb-2045	1,600	1,572	1,579	1,651
6.20%	6.20%	Mar-2047-Dec-2047	8,525	8,503	8,547	8,929

			53,915	52,184	52,266	53,860

Forward Commitments[1,7]
6.07%	N/A	May-2048	1,000	—	4	50
6.60%	N/A	Sep-2049	3,514	—	—	176

			4,514	—	4	226

Total Other Multifamily Investments			$62,995	$55,452	$55,536	$57,362

Total Long-Term Investments				$3,590,651	$3,592,248	$3,655,889

Short-Term Investments8 (0.1% of net assets)

Description	Maturity Date	Interest Rate	Face Amount	Amortized Cost	Value

Repurchase Agreement
Amalgamated Bank[9]	January 2, 2008	2.90%	$2,000	$2,000	$2,000

Total Short-Term Investments			$2,000	$2,000	$2,000

Total Investments			$3,592,651	$3,594,248	$3,657,889

[1]	Multifamily mortgage-backed securities (MBS) and forward commitments are valued in accordance with the fair value procedures adopted by the Trust’s Board of Trustees.

[2]

Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless HUD requires that such rates be charged earlier.

[3]	Tax-exempt bonds collateralized by Ginnie Mae securities.

[4]

During construction this investment is a 100% participation interest in a construction loan enhanced by a letter of credit issued by PNC Bank, N.A. in favor of the Trust. The interest rate during construction is a floating rate equal to LIBOR plus 150 basis points for the related monthly period up to a maximum rate of 5.80%. At stabilization, the Trust will take delivery of a Fannie Mae MBS with an interest rate of 5.80% and a term of ten years.

[5]	Represents to be announced (“TBA”) securities for which actual securities that will be delivered to fullfill the trade have not been designated.

[6]	Security is callable in full or in part.

[7]	Loans insured by Ambac Assurance Corporation.

[8]	Investments with remaining maturities of sixty days or less.

[9]

This instrument was purchased in December 2007. The Trust will receive $2,004,767 upon maturity. The underlying collateral for the repurchase agreement are Ginnie Mae securities with a market value of $2,103,733.

See accompanying Notes to Financial Statements.

22	AFL-CIO HOUSING INVESTMENT TRUST

Statement of Operations

For the Year Ended December 31, 2007 (Dollars in thousands)

Investment Income

	FHA permanent securities*	$9,424
	FHA construction securities	792
	Ginnie Mae securities	52,664
	Ginnie Mae construction securities	8,326
	Fannie Mae securities*	72,173
	Freddie Mac securities	27,362
	Commercial mortgage-backed securities	6,984
	Government-sponsored enterprise securities	2,644
	United States Treasury securities	7,843
	State Housing Finance Agency securities*	1,225
	Other multifamily investments*	3,775
	Short-term investments	3,668

	Total Income	196,880

Expenses

	Officer salaries and fringe benefits	2,733
	Other salaries and fringe benefits	7,467
	Legal fees	445
	Consulting fees	322
	Auditing, tax and accounting fees	297
	Insurance	325
	Marketing and sales promotion (12b-1 fees)	265
	Investment services	671
	Trustee expenses	40
	Rental expenses	679
	General expenses	1,793

	Total Expenses	15,037

Net Investment Income		181,843

	Net realized loss on investments	(3,999)
	Net change in unrealized appreciation (depreciation) on investments	59,700

Realized and Unrealized Net Gain on Investments		55,701

Net Increase in Net Assets Resulting from Operations		$237,544

*Including forward commitments.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2007	23

Statement of Changes in Net Assets

For the Years Ended December 31, 2007 and 2006 (Dollars in thousands)

Increase in Net Assets From Operations	2007	2006

Net investment income	$181,843	$176,908
Net realized loss on investments	(3,999)	(8,583)
Net change in unrealized appreciation (depreciation) on investments	59,700	(5,936)

Net increase in net assets resulting from operations	237,544	162,389

Decrease in Net Assets From Distributions

Distributions paid to participants or reinvested from:
Net investment income	(184,203)	(180,525)

Net decrease in net assets from distributions	(184,203)	(180,525)

Increase/(Decrease) in Net Assets From Unit Transactions

Proceeds from the sale of units of participation	233,254	180,432
Dividend reinvestment of units of participation	160,893	154,997
Payments for redemption of units of participation	(336,394)	(288,489)

Net increase from unit transactions	57,753	46,940

Total increase in net assets	111,094	28,804

Net assets at beginning of period	3,605,679	3,576,875

Net assets at end of period	$3,716,773	$3,605,679

Undistributed Net Investment (Loss)/Income	$(3,000)	$3,050

Unit Information

Units sold	216,841	167,870
Distributions reinvested	149,106	144,192
Units redeemed	(312,524)	(268,076)

Increase in Units Outstanding	53,423	43,986

See accompanying Notes to Financial Statements.

24	AFL-CIO HOUSING INVESTMENT TRUST

Notes to Financial Statements

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 that are described in the Trust’s Statement of Additional Information and Prospectus.

Participation in the Trust is limited to eligible labor organizations and pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month.

Portfolio securities for which market quotations are readily available (single family mortgage-backed securities, commercial mortgage-backed securities, Government-Sponsored Enterprise securities, and U.S. Treasury securities) are valued by an independent pricing service, published prices, market quotes and dealer bids.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities, mortgage securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees using dealer bids and discounted cash flow models. The respective cash flow models use market-based discount and prepayment rates developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the market place over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the Trust finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The Trust has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the Board of Trustees, the monthly third-party valuation is reviewed by the Trust staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such adjustments must be reviewed and reconciled with the independent valuation firm prior to incorporation in the NAV.

Short-term investments with remaining maturities of sixty days or less are valued on the basis of amortized cost, which approximates fair value. Cash and cash equivalents include overnight money market funds which are also carried at cost.

In September 2007, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements (“Statement 157”). Statement 157 establishes a framework for measuring fair value within generally accepted accounting principles, clarifies the definition of fair value within the framework, and expands disclosure about the use of fair value measurements, highlighting that fair value is a market-based measurement. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a significant impact on the Trust’s investment valuation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

ANNUAL REPORT 2007	25

Notes to Financial Statements

Federal Income Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

The Trust adopted the FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes,” during the 2007 calendar year. FIN 48 is an interpretation of FASB Statement No. 109, “Accounting for Income Taxes,” and prescribes a comprehensive model for recognizing, measuring, presenting and disclosing in the financial statements uncertain tax positions. Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48 and concluded that as of December 31, 2007, no provisions for income tax would be required. The adoption of FIN 48 in 2007 did not result in a liability for unrealized tax benefit nor require a change to the net asset value of the Trust.

Distributions to Participants

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The Trust offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into Trust units of participation. Total reinvestment was approximately 87 percent of distributable income for the year ended December 31, 2007.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The Board of Trustees annually considers a 12b-1 Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2007, the Trust is authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05 percent of its average monthly net assets on an annualized basis, whichever is greater. During the year ended December 31, 2007, the Trust incurred approximately $265,000 of 12b-1 expenses.

Note 2. Investment Risks

Interest Rate Risk

As with any fixed-income investment, the market value of the Trust’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the Trust’s investments to increase. This could in turn further reduce the value of the Trust’s portfolio.

Prepayment and Extension Risk

The Trust invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the Trust may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the Trust’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the Trust’s portfolio to fluctuations in interest rates and change the value of the Trust’s portfolio.

26	AFL-CIO HOUSING INVESTMENT TRUST

Note 3. Transactions with Related Entities

During the year ended December 31, 2007, the Trust provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a District of Columbia not-for-profit corporation, on a cost-reimbursement basis. During the year, an employee of the Trust also served as an officer of the ITC. The total cost for such personnel and related expenses for the year ended December 31, 2007, amounted to approximately $249,000. During the year ended December 31, 2007, the Trust was reimbursed for approximately $229,000 of current year costs. As of December 31, 2007, approximately $20,000, representing a current balance, is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the Trust on a cost-reimbursement basis. The total cost for such personnel and related expenses for the year ended December 31, 2007, was approximately $29,000. During the year ended December 31, 2007, the Trust paid the ITC approximately $28,000 of current costs.

Note 4. Commitments

Certain assets of the Trust are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of December 31, 2007, the Trust had outstanding unfunded purchase commitments of approximately $120.9 million. The Trust maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2007, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.33 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

A summary of investment transactions (excluding short-term investments and U.S. Treasury securities) for the separate instruments included in the Trust’s investment portfolio, at amortized cost, for the year ended December 31, 2007, follows.

ANNUAL REPORT 2007	27

Notes to Financial Statements

Investment Transactions (Dollars in thousands)

	FHA Permanent Securities*	FHA Construction Securities	Ginnie Mae Securities	Ginnie Mae Construction Securities	Fannie Mae Securities*	Freddie Mac Securities	Commercial Mortgage- Backed Securities	Government- Sponsored Enterprise Securities	State Housing Finance Agency Securities*	Other Multifamily Investments*

Balance, January 1, 2007	$147,139	$17,014	$1,036,685	$204,647	$1,273,171	$507,411	$220,285	$45,233	$11,824	$113,221

Purchases and insured construction securities advances, net of discounts	—	4,407	156,654	46,023	264,059	184,332	308,000	—	28,440	4,634

Change in discounts and (premiums)	44	2	(1,390)	(998)	(6,212)	(6,779)	(2,558)	2,110	5	(51)

Transfers	8,859	(16,959)	102,905	(94,805)	—	—	—	—	—	—

Principal reductions/ Sales	(9,949)	(41)	(269,156)	(46,250)	(195,786)	(173,233)	(405,500)	(2,166)	(10,000)	(62,268)

Balance, December 31, 2007	$146,093	$4,423	$1,025,698	$108,617	$1,335,232	$511,731	$120,227	$45,177	$30,269	$55,536

* Including forward commitments.

Note 6. Distributions

The tax character of distributions paid during 2007 and 2006 was as follows (dollars in thousands):	2007	2006

Ordinary investment income	$184,203	$180,525

Total distributions paid to participants or reinvested	$184,203	$180,525

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows (dollars in thousands):	2007

Accumulated capital loss carryforward	$(25,499)
Unrealized appreciation	60,667
Undistributed ordinary income	802
Other temporary differences	(3,801)

Total accumulated earnings	$32,169

Of the total accumulated capital loss carryforward, $8,030,000 may be used to offset future capital gain recognized by the Trust through December 31, 2013, $10,164,000 through December 31, 2014, and $7,305,000 through December 31, 2015.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns and distributions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2007, the Trust recorded the following permanent reclassifications (dollars in thousands):

2007

Accumulated net investment loss	$(3,690)
Accumulated net realized losses	(3,316)
Amount invested and reinvested by current participants	7,006

At December 31, 2007, the cost of investments for federal income tax purposes approximated book cost at amortized cost of $3,597,221,000. Net unrealized gains aggregated $60,667,000 at period-end, of which $80,879,000 related to appreciated investments and $20,212,000 related to depreciated investments.

28	AFL-CIO HOUSING INVESTMENT TRUST

Note 7. Retirement and Deferred Compensation Plans

The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 21.00% percent of employees’ salaries for the year ended December 31, 2007. The total Trust pension expense for the year ended December 31, 2007, was approximately $1,237,000.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100 percent of their total compensation or the applicable IRS limit. During 2007, the Trust matched dollar for dollar the first $4,000 of each employee’s contributions. The Trust’s 401(k) contribution for the year ended December 31, 2007, was approximately $212,000.

Note 8. Loan Facility

The Trust had a $25 million uncommitted loan facility which expired on December 31, 2007. Under this facility, borrowings bear interest at LIBOR plus one-half percent plus a 12.5 basis point administrative fee charged for each advance. The Trust had no outstanding balance under the facility during the period. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ANNUAL REPORT 2007	29

Financial Highlights

Selected Per Share Data and Ratios for the Years Ended December 31, 2007, 2006, 2005, 2004 and 2003 (Dollars in thousands)

Per Share Data	2007	2006	2005	2004	2003

Net asset value, beginning of period	$1,081.27	$1,086.97	$1,110.61	$1,125.21	$1,152.30
Income from investment operations:
Net investment income	52.72	53.55	50.08	48.63	54.26
Net realized and unrealized gains (losses) on investments	17.54	(4.60)	(21.25)	(2.38)	(11.69)

Total Income from Investment Operations	70.26	48.95	28.83	46.25	42.57

Less distributions from:
Net investment income	(54.52)	(54.65)	(52.47)	(49.10)	(54.26)
Net realized gains on investments	—	—	—	(11.75)	(15.40)

Total Distributions	(54.52)	(54.65)	(52.47)	(60.85)	(69.66)

Net Asset Value, End of Period	$1,097.01	$1,081.27	$1,086.97	$1,110.61	$1,125.21

Ratios

Ratio of expenses to average net assets	0.41%	0.41%	0.37%	0.37%	0.37%
Ratio of net investment income to average net assets	5.0%	5.0%	4.5%	4.4%	4.7%
Portfolio turnover rate	42.1%	65.0%	68.4%	85.5%	73.1%

Net Assets, End of Period (in thousands)	$3,716,773	$3,605,679	$3,576,875	$3,665,950	$3,608,139

Total Return*	6.70%	4.65%	2.64%	4.20%	3.78%

* Net of fund expenses.

See accompanying Notes to Financial Statements.

30	AFL-CIO HOUSING INVESTMENT TRUST

Board of Trustees

Overall responsibility for the management of the AFL-CIO Housing Investment Trust, the establishment of policies and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of Office, length of time served, principal occupations during the past five years and other directorships held.* The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by placing a collect call directed to the Trust’s Investor Relations Office at (202) 331-8055.

Richard Ravitch**, age 74; 610 5th Avenue, Ste. 420, New York, NY 10020; Chairman of the Board; term commenced 1991, expires 2008; Principal, Ravitch Rice & Co. LLC; Director, Parsons, Brinckerhoff Inc.; formerly Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

John J. Sweeney**, age 73; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1981, expires 2010; President, AFL-CIO.

Richard L. Trumka, age 58; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1995, expires 2008; Secretary-Treasurer, AFL-CIO.

John J. Flynn, age 73; 1776 Eye Street, NW, Washington, DC 20006; Union Trustee; term commenced 2000, expires 2009; President, International Union of Bricklayers and Allied Craftworkers (BAC).

Stephen Frank, age 67; 8584 Via Avellino, Lake Worth, FL 33467; Management Trustee; term commenced 2003, expires 2009; Retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation.

Frank Hurt, age 68; 10401 Connecticut Avenue, Kensington, MD 20895; Union Trustee; term commenced 1993, expires 2010; International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union.

George Latimer, age 72; 1600 Grand Avenue, St. Paul, MN 55105; Management Trustee; term commenced 1996, expires 2008; Distinguished Visiting Professor of Urban Land Studies at Macalester College; Director, Identix Incorporated; formerly Director, Special Actions Office, Department of Housing and Urban Development.

Jack Quinn, age 56; 700 13th Street, NW, Suite 400, Washington, DC 20005; Management Trustee; term commenced 2005, expires 2008; President, Cassidy & Associates; Director, Kaiser Aluminum Corporation; formerly Member of Congress, 27th District, New York.

Marlyn J. Spear, CFA, age 54; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; term commenced 1995, expires 2009; Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity).

Tony Stanley**, age 74; 2221 Stonehaven Road, Port St. Lucie, FL 34952; Management Trustee; term commenced 1983, expires 2010; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

Jon F. Walters, age 65; 900 7th Street, NW, Washington, DC 20001; Union Trustee; term commenced 2005, expires 2009; International Secretary-Treasurer, International Brotherhood of Electrical Workers (IBEW); formerly International Vice President, IBEW.

James A. Williams, age 57; 1750 New York Avenue, NW, Washington, DC 20006; Union Trustee; term commenced 2005, expires 2008; General President, International Union of Painters and Allied Trades of the United States and Canada (IUPAT); formerly General Secretary-Treasurer, IUPAT.

Newly Appointed Trustees

At the November meeting of the Board of Trustees, the Union Trustees of the Board elected the following individuals to serve as Trustees, effective as of the date of the first Board meeting in 2008, to serve out the unexpired terms of Linda Chavez-Thompson and Edward C. Sullivan, who resigned their positions as Union Trustees in 2007:

Arlene Holt Baker, age 56; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term to commence 2008, expires 2008, Executive Vice-President, AFL-CIO; formerly President, Voices for Working Families and Executive Assistant to the President, AFL-CIO.

Mark Ayers, age 59; 815 16th Street, NW, Suite 600, Washington, DC 20006; Union Trustee; term to commence 2008, expires 2009; President, Building and Construction Trades Department, AFL-CIO; formerly Director, IBEW Construction & Maintenance Division.

* Only directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or a company registered as an investment company under the Investment Company Act of 1940, as amended, are listed.

** Executive Committee member.

ANNUAL REPORT 2007	31

Leadership

All Officers of the Trust are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037.*

Stephen Coyle,† age 62; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992.

Helen R. Kanovsky,† age 56; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2002; formerly Chief Operating Officer, AFL-CIO Investment Trust Corporation; Executive Vice President – Finance and Administration, AFL-CIO Housing Investment Trust; Chief of Staff for U.S. Senator John F. Kerry; General Counsel, AFL-CIO Housing Investment Trust.

Erica Khatchadourian,† age 40; Chief Financial Officer (position formerly titled Executive Vice President – Finance and Administration), AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.

Chang Suh,† CFA, age 36; Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since January 2005; formerly Chief Portfolio Manager, Assistant Portfolio Manager and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust.

Mary C. Moynihan,† age 48; General Counsel, AFL-CIO Housing Investment Trust since April 2004; formerly Chief Counsel and Deputy General Counsel, AFL-CIO Housing Investment Trust; Associate Specialist, Sullivan & Cromwell.

Stephanie H. Wiggins,† age 42; Chief Investment Officer – Multifamily Finance, AFL-CIO Housing Investment Trust since 2001; formerly Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

Marcie Cohen, age 60; Senior Vice President, AFL-CIO Housing Investment Trust since 2002; formerly Director of the New York Office, 2002-2004; Director of Development, AFL-CIO Housing Investment Trust.

Harpreet Peleg,† age 34; Controller, AFL-CIO Housing Investment Trust since 2005; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Supervisor – Gas Settlements, PG&E National Energy Group; Financial Analyst, Goldman Sachs & Co.

Lesyllee White, age 45; Director of Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust.

Christopher Kaiser,† age 43; Associate General Counsel (since February 2007) and Chief Compliance Officer (since June 2007), AFL-CIO Housing Investment Trust; formerly Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

* No officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

†Board-appointed officer. These officers are appointed annually to a term expiring December 31 of the year appointed, or until their respective successors are appointed and qualify.

32	AFL- CIO HOUSING INVESTMENT TRUST

Corporate Counsel
Bingham McCutchen LLP
Washington, DC

Securities Counsel
Wilmer Cutler Pickering Hale and Dorr LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Transfer Agent
PFPC Inc.
Wilmington, Delaware

Custodian
PFPC Trust Company
Philadelphia, Pennsylvania

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
(202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, New York 10020
(212) 554-2750

San Francisco Office
David Landenwitch, Acting Director
235 Montgomery Street, Suite 1001
San Francisco, California 94104
(415) 433-3044

Boston Office
Paul Barrett, Director
655 Summer Street
Boston, Massachusetts 02210
(617) 261-4444

Gulf Coast Revitalization Program
1100 Poydras Street, Suite 2870
New Orleans, Louisiana 70163
(504) 599-8750

On the Front Cover

1:	Mark Nguyen Plumbers and Gas Fitters, Local 12

2:	Jennifer Carillo Carpenters, Local 218

3:	Maverick Landing East Boston, MA

4:	Resident at Woodland Springs District Heights, MD

5:	Joe White Electricians, Local 103

6:	Columbus Tower Jersey City, NJ

7:	Hearts United Chicago, IL

8:	Stephen Pike, Dede Gjoni Sheet Metal Workers, Local 17

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW

Suite 200

Washington, DC 20037

Phone: 202-331-8055

www.aflcio-hit.com

Item 2. Code of Ethics.

(a)

The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2006. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

	(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

	(3)	Compliance with applicable governmental laws, rules, and regulations;

	(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

	(5)	Accountability for adherence to the code.

(c)	There have been no amendments granted to the Trust’s Code of Ethics during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1)	A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Trust’s Board of Trustees has determined that it has two audit committee financial experts serving on its audit committee, Marlyn Spear and Stephen Frank.

	(2)	Ms. Spear and Mr. Frank are both are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit fees.

The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $261,000 for the fiscal year ended December 31, 2007.

The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $232,000 for the fiscal year ended December 31, 2006.

(b)	Audit-related fees.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(c)	Tax fees.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant were $0 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant were $16,000 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d)	All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $9,000 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $8,500 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e)	(1)

The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor; provided, however, that the Audit Committee shall only approve the following non-audit services: tax preparation and the Association for Investment Management Research (AIMR) Level 2 Compliance Review. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2) No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50 percent of the hours expended by the Trust’s principal accountant were performed by persons other than the accountant’s full-time permanent employees.

(g)	The Trust’s accountant performed no non-audit services for the Trust’s investment adviser during each of the last two fiscal years.

(h)	Not applicable. The Trust’s accountant performed no non-audit services for the Trust’s investment adviser during each of the last two fiscal years.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11. Controls and Procedures.

(a)

The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2007.

(b)

There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	The Trust’s Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

	(3)	Not Applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:	/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date: February 28, 2008

/s/ Erica Khatchadourian

Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date: February 28, 2008